SEMI

Annual

[GRAPHIC OMITTED]

                                                             JUNE 30, 2002

Report

MUTUAL EUROPEAN FUND

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                                                    THANK YOU FOR INVESTING WITH
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                    FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.




[PHOTO OMITTED]

DAVID J. WINTERS, CFA
CO-PORTFOLIO MANAGER
MUTUAL EUROPEAN FUND
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

[PHOTO OMITTED]

MATTHEW T. HAYNES, CFA
CO-PORTFOLIO MANAGER
MUTUAL EUROPEAN FUND


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


SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: MUTUAL EUROPEAN FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES. THE FUND NORMALLY WILL INVEST AT LEAST 80% OF ITS ASSETS IN THE SECURITIES OF ISSUERS ORGANIZED UNDER THE LAWS OF OR WHOSE PRINCIPAL BUSINESS OPERATIONS OR AT LEAST 50% OF WHOSE REVENUE IS EARNED FROM, EUROPEAN COUNTRIES.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Mutual European Fund's semiannual report covering the period ended June 30, 2002. In what was arguably the most difficult investment environment since its 1996 inception, Mutual European Fund - Class Z posted a 6.39% six-month cumulative total return, as shown in the Performance Summary beginning on page 7. This compared quite favorably with the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country Europe Index, which returned -4.25% during the same time.(1) We are pleased with the Fund's recent and long-term performance, and believe such results were produced


1. Source: Standard & Poor's Micropal. The unmanaged MSCI All Country Europe Index is an equity index that measures the total returns of equity securities available in the developed and emerging markets in Europe. Securities included in the index are weighted according to their market capitalization. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.


CONTENTS

Shareholder Letter ..............  1

Performance Summary .............  7

Financial Highlights &
Statement of Investments ........  9

Financial Statements ............ 19

Notes to
Financial Statements ............ 23






FUND CATEGORY
[GRAPHIC OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income
by adherence to our longstanding, conservative, value-oriented investment philosophy.

During the six months under review, signs of significant improvement in leading indicators for most of the world's economies was very evident. There has been no clear indication recently that an economic slowdown may have begun, but the pace of growth in the second quarter of 2002 remained below that of the first quarter. Consumer confidence in Europe improved during the period, yet consumer spending remained at a low level. Worries about unrest in the Middle East, additional reports of corporate malfeasance and lower stock prices continued to weigh on consumer sentiment. With the exception of the U.K., employment trends improved very little and consumer and industrial confidence problems persisted within an environment of relatively weak investment and trade. A stronger euro against the dollar, lower oil prices, and declining food prices contributed greatly to decelerating inflation across the region, and by May 2002 the eurozone's inflation levels finally fell to the European Central Bank's (ECB's) 2% target rate for the first time since December 2001. Consequently, the ECB has not been compelled to raise interest rates since October 2000, and left short-term rates at 3.25% for the entire period under review.

The first half of 2002 was marked by substantial volatility in Europe's financial markets, accompanied by bad news and declining investor confidence. The sectors that experienced the greatest boom in the 1990s -- technology, media and telecommunications -- became the areas where the most significant declines occurred. Fortunately, the Fund held very few of these stocks, avoiding much of the recent damage. This is largely a result of our disciplined approach to investing, which we have kept through wild bull and brutal bear markets. During periods of market euphoria, such as we saw in the late 1990s, it was hard for most investors NOT to join the party, just as it is also tough to avoid the hangover the markets are now suffering. At Mutual Series, we attempt to take advantage of the market's vagaries while staying focused on the value of businesses and buying their securities at meaningful discounts to our estimate of intrinsic value. We build a portfolio of special situations based upon a security's individual drivers, as opposed to overall market movements. We generally hedge the Fund's currency exposure to focus on business fundamentals. Although we had partially removed our hedge versus the euro in the belief that it was undervalued, our remaining currency hedges proved a headwind for Fund performance.

Our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankrupt and distressed companies, and risk arbitrage has produced solid returns over time with less risk than the overall market. This is the yardstick that we use in measuring our own success.

The key to our success has been to stay disciplined in our in-vestment decisions and focused upon the fundamentals of our portfolio holdings, so that when the market's mood swings pre-sent perceived opportunities, we are ready to take action. In every market environment, there are attractive investment opportunities, and this reporting period was no exception. During the past six months, we initiated or significantly increased Mutual European Fund's positions in French food and beverage company Groupe Danone; Norwegian conglomerate Orkla ASA with branded consumer goods, chemicals and media; and Italian life and non-life insurer Milano Assicurazioni. We also liquidated or reduced several Fund holdings after significant stock price appreciation,



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]

U.K.                     15.6%
France                   10.7%
Spain                    10.1%
Netherlands               6.7%
Norway                    5.5%
Finland                   4.0%
U.S.                      5.2%
Denmark                   3.6%
Irish Republic            3.6%
Switzerland               3.5%
Italy                     3.5%
Germany                   3.3%
Sweden                    2.8%
Belgium                   2.7%
Other Countries           0.8%
U.S. Government Agencies
& Other Net Assets       18.4%

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/02

                                % OF TOTAL
                                NET ASSETS
------------------------------------------
Construction & Engineering           11.4%

Banks                                 7.6%

Food Products                         5.7%

Insurance                             5.6%

Diversified Financials                5.2%

Tobacco                               4.2%

Beverages                             3.6%

Construction Materials                3.0%

Media                                 2.8%

Chemicals                             2.6%



including Spanish building and construction contractor Acciona; Irish paper product producer Jefferson Smurfit Group; Sweden's Modern Times Group, a media company; U.K.'s Royal Bank of Scotland; and U.S. utility Pacific Gas & Electric's common stock.

Some of the biggest contributors to Fund performance during the six-month reporting period included Acciona, Actividades de Construccion y Servicios and Fomento de Contrucciones y Contratas, Spanish engineering and construction companies that benefited greatly from Spain's efforts to improve its infrastructure to meet European Monetary Union standards. These companies' very strong and reliable cash flow streams and clean balance sheets were viewed favorably by investors amid Europe's uncertain business and economic environment. European tobacco companies Altadis, British American Tobacco and Imperial Tobacco Group also contributed greatly to our solid performance. In an environment where a lack of predictable corporate profits dominates investor sentiment, tobacco companies attracted investors due to their strong free cash flow generation, relative immunity from business cycles and relatively clean balance sheets. We purchased shares in these companies because we believed they were trading at very large discounts to their true, underlying value at a time when most investors were focused on rapid growth. Over time, businesses whose securities we own often approach or meet their full intrinsic value.

Unfortunately, not all of our investments worked out as well as those mentioned above. For example, Suez is a Franco-Belgian multiservice utility serving worldwide demand for energy, water and waste management services. Its stock declined dramatically in May and June, falling more than 8% on fears of its exposure to ailing South American markets, Argentina in particular. Adding to investors' concerns was Suez's seemingly misunderstood corporate strategy of bundling its disparate services for industrial clients around the world. Ultimately, we think that Suez's collection of businesses deserves greater value than that ascribed by recent market sentiment. Another position that detracted from Fund performance was Invik & Company, a Swedish holding company operating a portfolio of diverse businesses across Scandinavia. Invik's stock declined more than 46% in 2002's first half; investors grew worried about prospects for two of its major operations in the telecommunications and media industries.

The Fund held 18.4% of total net assets in cash (U.S. government agencies and other net assets) and 3.7% in distressed/bankruptcy situations at period-end.
We will deploy the cash as we find compelling opportunities. We saw a growing number of securities in the distressed arena compared with recent years, primarily because more companies are finding themselves in financial trouble. We are examining many opportunities to evaluate further investments.

Looking ahead, we believe we have positioned the Fund for solid future returns. If history serves as a useful guide, market troubles may allow many attractive long-term opportunities to emerge. Mutual European Fund has produced good results in both up and down markets over the years. During the most recent three-year period, world markets have moved from boom to bust, and we believe we've managed to sail these choppy and treacherous financial waters with our collective ship in good shape. While the outlook for the major indexes during the remainder of 2002 is impossible to predict, the declines of the first half of the year and pervasive investor nervousness appeared poised to continue into the third quarter. In these uncertain times, we are optimistic that ultimately the markets will present our investors with many opportunities, just as it has in past bear markets. At Mutual European Fund we believe our skill set and our large cash balance will prove to be rewarding for patient investors.





TOP 10 HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,                % OF TOTAL
COUNTRY                         NET ASSETS
-------------------------------------------

Vinci SA                              2.8%
CONSTRUCTION &
ENGINEERING, FRANCE

Actividades de
Construcciones y Servicios SA         2.7%
CONSTRUCTION &
ENGINEERING, SPAIN

Gjensidige Norway
Sparebank, 144A                       2.5%
BANKS, NORWAY

Lagardere SCA                         2.1%
MEDIA, FRANCE

Suez SA                               2.1%
MULTI-UTILITIES, FRANCE

Irish Life & Permanent PLC            1.8%
DIVERSIFIED FINANCIALS,
IRISH REPUBLIC

Acciona SA                            1.7%
CONSTRUCTION &
ENGINEERING, SPAIN

Carlsberg AS, B                       1.7%
BEVERAGES, DENMARK

DNB Holding ASA                       1.7%
BANKS, NORWAY

British American
Tobacco PLC                           1.6%
TOBACCO, U.K.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



We appreciate your participation in Mutual European Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/SIGNATURE
David J. Winters, CFA

/S/SIGNATURE
Matthew T. Haynes, CFA

Co-Portfolio Managers
Mutual European Fund



--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorga-nizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic condi-tions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS Z                           CHANGE      6/30/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)             +$0.79      $15.21    $14.42
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                  $0.0295
Short-Term Capital Gain          $0.1027
----------------------------------------------------------------
       Total                     $0.1322

CLASS A                           CHANGE      6/30/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)             +$0.75      $15.02    $14.27
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                  $0.0258
Short-Term Capital Gain          $0.1027
----------------------------------------------------------------
       Total                     $0.1285

CLASS B                           CHANGE      6/30/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)             +$0.70      $14.78    $14.08
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                  $0.0218
Short-Term Capital Gain          $0.1027
----------------------------------------------------------------
       Total                     $0.1245

CLASS C                           CHANGE      6/30/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)             +$0.71      $15.00    $14.29
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                  $0.0184
Short-Term Capital Gain          $0.1027
----------------------------------------------------------------
       Total                     $0.1211



--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mutual European Fund - Class Z ranked #17 out of 187 Lipper European
Region Funds in total return for the six-month period, #34 out of 180 funds for the one-year period and #2 out of 64 funds for the five-year period ended June 30, 2002, as measured by Lipper, Inc., a nationally recognized mutual fund research organization. Lipper calculations do not include sales charges. Rankings may have differed if such charges had been considered.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE

                                                                       INCEPTION
CLASS Z                              6-MONTH      1-YEAR     5-YEAR     (7/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             6.39%      -0.89%     94.27%      151.77%
Average Annual Total Return(2)         6.39%      -0.89%     14.20%       16.66%
Value of $10,000 Investment(3)       $10,639      $9,911    $19,427      $25,177


                                                                       INCEPTION
CLASS A                              6-MONTH      1-YEAR     5-YEAR    (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             6.15%      -1.26%     89.87%      126.00%
Average Annual Total Return(2)         0.05%      -6.91%     12.35%       14.30%
Value of $10,000 Investment(3)       $10,005      $9,309    $17,901      $21,305


                                                                       INCEPTION
CLASS B                              6-MONTH      1-YEAR     3-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             5.85%      -1.90%     44.93%       62.05%
Average Annual Total Return(2)         1.85%      -5.74%     12.82%       14.24%
Value of $10,000 Investment(3)       $10,185      $9,426    $14,193      $15,905


                                                                       INCEPTION
CLASS Z                              6-MONTH      1-YEAR     5-YEAR    (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             5.81%      -1.88%     84.93%      119.10%
Average Annual Total Return(2)         3.79%      -3.83%     12.86%       14.66%
Value of $10,000 Investment(3)       $10,379      $9,617    $18,307      $21,690


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

MUTUAL EUROPEAN FUND
Financial Highlights

                                                                                             CLASS Z
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2002                       YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------------
                                                         (UNAUDITED)+        2001+       2000+        1999+       1998        1997+
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $14.43          $15.52      $16.89       $12.54     $12.60      $11.39
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................         .22             .35         .35          .24        .31         .33
 Net realized and unrealized gains (losses) ...........         .69           (1.08)       1.98         5.50        .33        2.28
                                                        ----------------------------------------------------------------------------
Total from investment operations ......................         .91            (.73)       2.33         5.74        .64        2.61
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................        (.03)           (.32)       (.54)        (.50)      (.34)       (.84)
 Net realized gains ...................................        (.10)           (.04)      (3.16)        (.89)      (.36)       (.56)
                                                        ----------------------------------------------------------------------------
Total distributions ...................................        (.13)           (.36)      (3.70)       (1.39)      (.70)      (1.40)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ........................      $15.21          $14.43      $15.52       $16.89     $12.54      $12.60
                                                        ============================================================================
Total return* .........................................       6.39%         (4.74)%      14.46%       46.81%      4.74%      23.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $442,194        $448,732    $577,663     $524,109   $483,873    $546,780
Ratios to average net assets:
 Expenses(a) ..........................................       1.01%**         1.05%       1.03%        1.05%      1.05%       1.02%
 Expenses, excluding waiver and payments
  by affiliate(a) .....................................       1.01%**         1.05%       1.04%        1.09%      1.05%       1.05%
 Net investment income ................................       2.84%**         2.27%       1.93%        1.69%      2.02%       2.53%
Portfolio turnover rate ...............................      15.34%          52.15%     111.83%      127.05%     97.62%      98.12%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets, would have been:
   Expenses ...........................................       1.00%**         1.04%       1.03%        1.04%      1.05%       1.02%
   Expenses, excluding waiver and payments by
   affiliate ..........................................       1.00%**         1.04%       1.04%        1.08%      1.05%       1.05%


*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

MUTUAL EUROPEAN FUND
Financial Highlights (CONTINUED)

                                                                                             CLASS A
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2002                       YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------------
                                                         (UNAUDITED)+         2001+       2000+        1999+       1998        1997+
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $14.27          $15.36      $16.75       $12.47     $12.56      $11.38
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................         .20             .28         .28          .19        .27         .24
 Net realized and unrealized gains (losses) ...........         .69           (1.06)       1.97         5.43        .29        2.31
                                                        ----------------------------------------------------------------------------
Total from investment operations ......................         .89            (.78)       2.25         5.62        .56        2.55
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................        (.03)           (.27)       (.48)        (.45)      (.29)       (.81)
 Net realized gains ...................................        (.10)           (.04)      (3.16)        (.89)      (.36)       (.56)
                                                        ----------------------------------------------------------------------------
Total distributions ...................................        (.13)           (.31)      (3.64)       (1.34)      (.65)      (1.37)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ........................      $15.03          $14.27      $15.36       $16.75     $12.47      $12.56
                                                        ============================================================================
Total return* .........................................       6.15%         (5.05)%      14.07%       46.05%      4.15%      22.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $345,433        $254,632    $223,831     $177,217   $170,486     $93,231
Ratios to average net assets:
 Expenses(a) ..........................................       1.36%**         1.40%       1.38%        1.40%      1.40%       1.37%
 Expenses, excluding waiver and payments by
 affiliate(a) .........................................       1.36%**         1.40%       1.39%        1.44%      1.40%       1.39%
 Net investment income ................................       2.64%**         1.88%       1.56%        1.36%      1.68%       1.84%
Portfolio turnover rate ...............................      15.34%          52.15%     111.83%      127.05%     97.62%      98.12%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding
   waiver and payments by affiliate to average net
   assets, would have been:
   Expenses ..........................................        1.35%**         1.39%       1.38%        1.39%      1.40%       1.37%
   Expenses, excluding waiver and payments by
   affiliate ..........................................       1.35%**         1.39%       1.39%        1.43%      1.40%       1.39%


*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding.

MUTUAL EUROPEAN FUND
Financial Highlights (CONTINUED)

                                                                             CLASS B
                                                        -------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2002         YEAR ENDED DECEMBER 31,
                                                                           ------------------------------
                                                         (UNAUDITED)        2001       2000        1999+
                                                        -------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $14.09       $15.19     $16.66       $12.47
                                                        -------------------------------------------------
Income from investment operations:
 Net investment income ................................         .15          .18        .16          .01
 Net realized and unrealized gains (losses) ...........         .66        (1.03)      1.95         5.50
                                                        -------------------------------------------------
Total from investment operations ......................         .81         (.85)      2.11         5.51
                                                        -------------------------------------------------
Less distributions from:
 Net investment income ................................        (.02)        (.21)      (.42)        (.43)
 Net realized gains ...................................        (.10)        (.04)     (3.16)        (.89)
                                                        -------------------------------------------------
Total distributions ...................................        (.12)        (.25)     (3.58)       (1.32)
                                                        -------------------------------------------------
Net asset value, end of period ........................      $14.78       $14.09     $15.19       $16.66
                                                        =================================================
Total return* .........................................       5.85%      (5.66)%     13.31%       45.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................     $23,774      $12,960     $6,655       $1,039
Ratios to average net assets:
 Expenses(a) ..........................................       2.03%**      2.03%      2.03%        2.05%
 Expenses, excluding waiver and payments by
 affiliate(a) .........................................       2.03%**      2.03%      2.04%        2.09%
 Net investment income ................................       2.02%**      1.20%       .92%         .04%
Portfolio turnover rate ...............................      15.34%       52.15%    111.83%      127.05%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate
   to average net assets, would have been:
   Expenses ...........................................       2.02%**      2.02%      2.03%        2.04%
   Expenses, excluding waiver and payments by
   affiliate ..........................................       2.02%**      2.02%      2.04%        2.08%



*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL EUROPEAN FUND
Financial Highlights (CONTINUED)

                                                                                             CLASS C
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 2002                       YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------------
                                                         (UNAUDITED)+        2001+       2000+        1999+       1998        1997+
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $  14.29      $  15.37    $  16.75     $  12.45    $ 12.52      $ 11.38
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................          .14           .19         .16          .10        .21          .13
 Net realized and unrealized gains (losses) ...........          .69         (1.06)       1.99         5.44        .31         2.33
                                                        ----------------------------------------------------------------------------
Total from investment operations ......................          .83          (.87)       2.15         5.54        .52         2.46
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................         (.02)         (.17)       (.37)        (.35)      (.23)        (.76)
 Net realized gains ...................................         (.10)         (.04)      (3.16)        (.89)      (.36)        (.56)
                                                        ----------------------------------------------------------------------------
Total distributions ...................................         (.12)         (.21)      (3.53)       (1.24)      (.59)       (1.32)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ........................       $15.00        $14.29      $15.37       $16.75     $12.45       $12.52
                                                        ============================================================================
Total return* .........................................        5.81%       (5.65)%      13.42%       45.40%      3.74%       21.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................     $142,939      $117,238    $127,408     $103,987    $96,555      $49,174
Ratios to average net assets:
 Expenses(a) ..........................................        1.99%**       2.04%       2.02%        2.04%      2.05%        2.02%
 Expenses, excluding waiver and payments by
 affiliate(a) .........................................        1.99%**       2.04%       2.03%        2.08%      2.05%        2.05%
 Net investment income ................................        1.92%**       1.27%        .92%         .71%      1.00%        1.03%
Portfolio turnover rate ...............................       15.34%        52.15%     111.83%      127.05%     97.62%       98.12%

(a)Excluding dividend expense on securities sold short,
   the ratios of expenses and expenses, excluding
   waiver and payments by affiliate to average net
   assets, would have been:
   Expenses ...........................................        1.98%**       2.03%       2.02%        2.03%      2.05%        2.02%
   Expenses, excluding waiver and payments by
   affiliate ..........................................        1.98%**       2.03%       2.03%        2.07%      2.05%        2.05%


*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding.



                                              See notes to financial statements.
12

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)

                                                                      COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 74.9%
     AUTO COMPONENTS .7%
     Trelleborg AB, B ..........................................       Sweden          674,780    $  6,644,679
                                                                                                  ------------
     BANKS 7.6%
    *Banca Nazionale del Lavoro SpA ............................        Italy        5,878,003      10,245,986
     Bank of Ireland ...........................................   Irish Republic      572,975       7,118,616
    *Credit Suisse Group .......................................     Switzerland       285,900       9,076,953
     Danske Bank ...............................................       Denmark         332,000       6,113,083
     DNB Holding ASA ...........................................       Norway        2,919,465      15,911,693
     Gjensidige Norway Sparebank, 144A .........................       Norway          635,461      23,540,924
                                                                                                  ------------
                                                                                                    72,007,255
                                                                                                  ------------
     BEVERAGES 3.6%
     Allied Domecq PLC .........................................   United Kingdom      779,700       5,113,342
     Carlsberg AS, B ...........................................       Denmark         304,785      15,964,755
     Heineken Holding NV, A ....................................     Netherlands       391,877      13,290,132
                                                                                                  ------------
                                                                                                    34,368,229
                                                                                                  ------------
     BUILDING PRODUCTS 1.4%
     Uponor OYJ ................................................       Finland         654,849      13,581,248
                                                                                                  ------------
     CHEMICALS 2.6%
     Akzo Nobel NV .............................................     Netherlands       245,600      10,694,185
     Solvay SA .................................................       Belgium          99,000       7,127,578
     Syngenta AG ...............................................     Switzerland       121,200       7,284,623
                                                                                                  ------------
                                                                                                    25,106,386
                                                                                                  ------------

     CONSTRUCTION & ENGINEERING 11.4%
     Acciona SA ................................................        Spain          372,787      16,269,118
     Actividades de Construcciones y Servicios SA ..............        Spain          786,295      25,315,258
    *FLS Industries A/S ........................................       Denmark         251,400       3,208,551
     Fomento de Construcciones y Contratas SA ..................        Spain          565,251      13,788,516
     Grupo Dragados SA .........................................        Spain          320,500       5,713,266
     Imtech NV .................................................     Netherlands       585,295      12,283,241
     Kingspan Group PLC ........................................   Irish Republic    2,264,189       5,254,843
     Vinci SA ..................................................       France          393,661      26,689,606
                                                                                                  ------------
                                                                                                   108,522,399
                                                                                                  ------------
     CONSTRUCTION MATERIALS 2.7%
     Cementos Portland SA ......................................        Spain          140,440       5,367,611
     Ciments Francais SA .......................................       France          113,977       5,602,271
     Dyckerhoff AG .............................................       Germany         100,248       2,389,969
     Italcementi SpA ...........................................        Italy          722,765       7,159,411
     Portland Valderrivas SA ...................................        Spain           75,698       2,205,391
     RMC Group PLC .............................................   United Kingdom      327,835       3,280,548
                                                                                                  ------------
                                                                                                    26,005,201
                                                                                                  ------------
     CONTAINERS & PACKAGING 1.1%
     Huhtamaki OYJ .............................................       Finland         219,335       9,962,093
                                                                                                  ------------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                      COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIALS 5.2%
     Aberdeen Asset Management PLC .............................   United Kingdom      701,900    $  2,075,551
     Almanij NV ................................................       Belgium         249,092      10,122,991
     Invik & Co. AB, B .........................................       Sweden           92,967       2,731,215
     Irish Life & Permanent PLC ................................   Irish Republic    1,169,405      17,040,380
     Pargesa Holdings SA .......................................     Switzerland         4,684       9,649,685
    *Principal Financial Group. ................................    United States      104,700       3,245,700
     Provident Financial PLC ...................................   United Kingdom      420,922       4,433,392
                                                                                                  ------------
                                                                                                    49,298,914
                                                                                                  ------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
     BCE Inc. ..................................................       Canada          170,400       2,956,707
    *Koninklijke KPN NV ........................................     Netherlands     1,256,800       5,883,338
     TDC AS ....................................................       Denmark         323,500       8,945,612
                                                                                                  ------------
                                                                                                    17,785,657
                                                                                                  ------------
     ELECTRIC UTILITIES 1.6%
     E.ON AG ...................................................       Germany         109,600       6,386,189
     Endesa SA .................................................        Spain          577,200       8,385,293
    *PG & E Corp. ..............................................    United States       28,985         518,542
                                                                                                  ------------
                                                                                                    15,290,024
                                                                                                  ------------
     ELECTRICAL EQUIPMENT .6%
     Kidde PLC .................................................   United Kingdom    4,390,780       5,755,679
                                                                                                  ------------
     FOOD PRODUCTS 5.7%
     Cadbury Schweppes PLC .....................................   United Kingdom      829,012       6,210,703
    *Cereol ....................................................       France          249,735       8,040,374
     CSM NV ....................................................     Netherlands       189,614       4,556,084
     Greencore Group PLC .......................................   Irish Republic    1,593,485       4,563,785
     Groupe Danone .............................................       France           76,835      10,562,764
     Nestle SA .................................................     Switzerland        32,000       7,461,112
     Orkla ASA .................................................       Norway          692,540      13,381,435
                                                                                                  ------------
                                                                                                    54,776,257
                                                                                                  ------------
     HOTELS RESTAURANTS & LEISURE 1.7%
     P & O Princess Cruises PLC ................................   United Kingdom    1,519,855       9,614,057
     Six Continents PLC ........................................   United Kingdom      684,215       6,951,030
                                                                                                  ------------
                                                                                                    16,565,087
                                                                                                  ------------
     HOUSEHOLD DURABLES .3%
     Hunter Douglas NV .........................................     Netherlands        96,669       2,978,661
                                                                                                  ------------
     INSURANCE 5.6%
     Assurances Generales de France AGF ........................       France           92,400       4,245,129
    *Berkshire Hathaway Inc., A ................................    United States          203      13,560,400
     Milano Assicurazioni ......................................        Italy        1,815,556       4,886,022
 *(R)Montpelier Re Holdings Ltd. ...............................       Bermuda           8,040         792,744
     Muenchener Rueckversicherungs-Gesellschaft ................       Germany          27,400       6,480,900


MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                      COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)

     INSURANCE (CONT.)
 *(R)Olympus Re Holdings Ltd. ..................................       Bermuda          16,080    $  1,715,575
     Pohjola Group PLC, D ......................................       Finland         286,969       5,172,221
     Riunione Adriatica di Sicurta SpA .........................        Italy          413,120       5,544,660
  (R)White Mountains Insurance Group Inc. (Restricted) .........    United States       37,500      11,275,312
                                                                                                  ------------
                                                                                                    53,672,963
                                                                                                  ------------
     MACHINERY 1.5%
    *Alfa Laval AB .............................................       Sweden          544,300       5,448,656
     Kone Corp.,B ..............................................       Finland         173,900       5,152,287
     Spirax-Sarco Engineering PLC ..............................   United Kingdom      634,023       4,044,426
                                                                                                  ------------
                                                                                                    14,645,369
                                                                                                  ------------
     MARINE 2.3%
     Koninklijke Nedlloyd Groep NV .............................     Netherlands       785,940      14,631,201
     Peninsular & Oriental Steam Navigation Co. ................   United Kingdom    2,025,955       7,442,233
                                                                                                  ------------
                                                                                                    22,073,434
                                                                                                  ------------
     MEDIA 2.8%
     Lagardere SCA .............................................       France          467,434      20,238,116
     Reuters Group PLC .........................................   United Kingdom       93,000         493,308
     Trinity Mirror PLC ........................................   United Kingdom      949,470       5,897,464
                                                                                                  ------------
                                                                                                    26,628,888
                                                                                                  ------------
     METALS & MINING .4%
     Anglo American PLC ........................................   United Kingdom      231,100       3,843,095
     Anglo American PLC, ADR ...................................   United Kingdom          200           3,270
                                                                                                  ------------
                                                                                                     3,846,365
                                                                                                  ------------
     MULTI-UTILITIES 2.1%
     Suez SA ...................................................       France          745,650      19,882,822
                                                                                                  ------------
     OIL & GAS .9%
     Eni SpA ...................................................        Italy          293,900       4,673,096
     Fortum OYJ ................................................       Finland         701,815       4,047,760
                                                                                                  ------------
                                                                                                     8,720,856
                                                                                                  ------------
     PAPER & FOREST PRODUCTS 1.0%
     MeadWestvaco Corp. ........................................    United States      289,510       9,715,956
                                                                                                  ------------
     REAL ESTATE 1.6%
    *Canary Wharf Group PLC ....................................   United Kingdom      217,500       1,475,285
     Fastighets AB Tornet ......................................       Sweden          660,075      12,209,712
 *(R)Security Capital European Realty ..........................     Luxembourg        127,500       1,794,881
                                                                                                  ------------
                                                                                                    15,479,878
                                                                                                  ------------
     ROAD & RAIL .4%
     Railtrack Group PLC .......................................   United Kingdom    1,111,630       3,770,047
                                                                                                  ------------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                       COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     SOFTWARE .6%
     Software AG ...............................................       Germany         429,550    $  5,769,416
                                                                                                  ------------
     SPECIALTY RETAIL .9%
     GIB Group SA ..............................................       Belgium         226,525       8,677,910
                                                                                                  ------------
     TOBACCO 4.2%
     Altadis SA ................................................        Spain          584,210      12,058,534
     Altadis SA (Paris Listed) .................................        Spain           16,800         342,285
     British American Tobacco PLC ..............................   United Kingdom    1,388,670      14,922,604
    *Imperial Tobacco Group PLC ................................   United Kingdom      779,058      12,568,625
                                                                                                  ------------
                                                                                                    39,892,048
                                                                                                  ------------
     TRADING COMPANIES & DISTRIBUTORS .7%
     Compania de Distribucion Intefral Logista SA ..............        Spain          367,908       6,758,206
                                                                                                  ------------
     TRANSPORTATION INFRASTRUCTURE 1.3%
     Mersey Docks & Harbour Co. ................................   United Kingdom    1,317,710      11,920,569
                                                                                                  ------------
     WIRELESS TELECOMMUNICATION SERVICES .5%
     Vodafone Group PLC ........................................   United Kingdom    3,623,900       4,971,359
                                                                                                  ------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
     (COST $608,921,874)                                                                           715,073,855
                                                                                                  ------------
     PREFERRED STOCKS 1.1%
     Dyckerhoff AG, pfd. .......................................       Germany         171,884       2,361,249
     Henkel KGAA, pfd. .........................................       Germany         113,300       7,787,865
                                                                                                  ------------
     TOTAL PREFERRED STOCKS (COST $9,628,312)                                                       10,149,114
                                                                                                  ------------


                                                                                      PRINCIPAL
                                                                                      AMOUNT**
                                                                                     -------------
     CORPORATE BONDS & NOTES 1.8%
     Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 ..................................   United Kingdom      772,192 GBP     570,852
        Participating Loan Note, 4/30/40 .......................   United Kingdom      210,000 GBP     116,834
     Eurotunnel PLC:
        12/31/25, Tier 3 .......................................   United Kingdom    1,259,522 GBP   1,267,086
        12/31/50, Resettable Advance R5 ........................   United Kingdom    4,266,024 GBP   2,861,096
        Stabilization Advance S8, Tier 1 .......................   United Kingdom    4,797,407 GBP   2,010,924
        Stabilization Advance S8, Tier 2 .......................   United Kingdom    5,754,226 GBP   2,280,430
     Eurotunnel SA:
        5.28%, 12/31/25, Tier 3 (Pibor) ........................       France        4,694,377 EUR   3,013,496
        12/31/25, Tier 3 (Libor) ...............................       France        1,953,447 EUR   1,253,990
        12/31/50, Resettable Advance R4 ........................       France        2,313,699 EUR   1,005,400
        Stabilization Advance S6, Tier 1 (Pibor) ...............       France        1,119,570 EUR     304,063
        Stabilization Advance S6, Tier 2 (Libor) ...............       France        3,865,319 EUR     992,517
        Stabilization Advance S7, Tier 1 (Libor) ...............       France        2,508,540 EUR     681,291


MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
                                                                      COUNTRY         AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS & NOTES (CONT.)
     Providian Financial Corp, senior note, cvt.,
      zero cpn., 2/15/21 .......................................    United States    $3,163,000    $    960,761
     Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ...............   United Kingdom       475,000         334,357
                                                                                                   ------------
     TOTAL CORPORATE BONDS & NOTES (COST $14,835,033)                                                17,653,097
                                                                                                   ------------
    *BONDS & NOTES IN REORGANIZATION 3.7%
     Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 ........................................    United States     4,400,000       1,188,000
        10.00%, 11/15/08 .......................................    United States     2,870,000          43,050
        senior note, 10.00%, 12/15/09 ..........................    United States     3,058,000          45,870
        senior note, 10.00%, 12/15/09 ..........................    United States     1,394,000 EUR      27,534
     NTL Communications Corp.:
        12.75%, 4/15/05 ........................................   United Kingdom       530,000         164,300
        9.25%, 11/15/06 ........................................   United Kingdom     1,094,000 EUR     324,129
        10.00%, 2/15/07 ........................................   United Kingdom     6,113,000       1,833,900
        12.375%, 2/01/08 .......................................   United Kingdom     4,083,000 EUR   1,209,706
        11.50%, 10/01/08 .......................................   United Kingdom     6,173,000       1,851,900
        9.875%, 11/15/09 .......................................   United Kingdom     2,673,000 EUR     791,953
        11.875%, 10/01/10 ......................................   United Kingdom     4,500,000       1,215,000
        cvt., 7.00%, 2/15/08 ...................................   United Kingdom     2,258,000         575,790
        Series B, 12.375%, 10/01/08 ............................   United Kingdom     1,501,000         307,705
        Series B, 9.75%, 4/15/09 ...............................   United Kingdom    11,935,000 GBP   5,290,596
        Series B, 11.50%, 11/15/09 .............................   United Kingdom     7,715,000 EUR   1,926,434
     NTL Inc.:
        9.75%, 4/01/08 .........................................   United Kingdom     9,440,000       2,548,800
        cvt., 5.75%, 12/15/09 ..................................   United Kingdom    10,300,000       1,545,000
        Series B, 11.50%, 2/01/06 ..............................   United Kingdom    10,102,000       3,030,600
        Series B, 9.50%, 4/01/08 ...............................   United Kingdom       805,000 GBP     368,107
        Series B, 10.75%, 4/01/08 ..............................   United Kingdom     3,337,000 GBP   1,525,928
     PG & E Corp.:
        5.00%, 1/31/03 .........................................    United States       430,248         430,247
        7.375%, 11/01/05 .......................................    United States     4,335,000       4,356,675
        Commercial Paper, 1/18/01 ..............................    United States       175,000         171,500
        Commercial Paper, 1/30/01 ..............................    United States        90,000          88,200
        Commercial Paper, 2/16/01 ..............................    United States       265,000         259,700
        FRN, 144A, 7.575%, 10/31/01 ............................    United States     1,288,000       1,268,680
        MTN, 5.94%, 10/07/03 ...................................    United States       220,000         204,600
     Southern California Edison Co.:
        7.20%, 11/03/03 ........................................    United States     2,321,000       2,379,025
        6.375%, 1/15/06 ........................................    United States       130,000         125,450
                                                                                                   ------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $37,118,437) ..                                     35,098,379
                                                                                                   ------------
     GOVERNMENT AGENCIES 11.9%
     Federal Home Loan Bank, 2.048% to 3.777%,
      with maturities to 3/06/03 ...............................    United States    47,000,000      46,787,369
     Federal Home Loan Mortgage Corp., 1.887% to 3.467%,
      with maturities to 3/27/03 ...............................    United States    25,019,000      24,857,402
     Federal National Mortgage Association, 1.70% to 3.70%,
      with maturities to 5/02/03 ...............................    United States    42,200,000      42,003,256
                                                                                                   ------------
     TOTAL GOVERNMENT AGENCIES (COST $113,464,487) .............                                    113,648,027
                                                                                                   ------------

MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
                                                                       COUNTRY         AMOUNT**           VALUE
----------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS 10.5%
     Alliance & Leicester PLC, Commercial Paper, 8/28/02 ........  United Kingdom   $21,000,000    $ 20,961,990
     Bradford and Bingley PLC, Commercial Paper, 9/06/02 ........  United Kingdom    20,000,000      19,931,160
     Irish Life and Permanent PLC, Commercial Paper, 8/16/02 ....  Irish Republic    10,000,000       9,976,744
     Lloyds TSB Bank PLC, Commercial Paper, 8/06/02 .............  United Kingdom     5,000,000       4,990,223
     Northern Rock PLC, Commercial Paper, 10/01/02 ..............  United Kingdom    10,000,000       9,951,708
     Northern Rock PLC, Commercial Paper, 8/27/02 ...............  United Kingdom    10,000,000       9,969,500
     Westdeutsche Landesbank Girozentrale,
      Commercial Paper, 7/19/02 .................................     Germany        14,000,000      13,985,055
     Westdeutsche Landesbank Girozentrale,
      Commercial Paper, 8/22/02 .................................     Germany        10,000,000       9,972,042
                                                                                                   ------------
     TOTAL SHORT TERM INVESTMENTS (COST $99,720,586)                                                 99,738,422
                                                                                                   ------------
     TOTAL INVESTMENTS (COST $883,688,729) 103.9% ...............                                   991,360,894
     NET EQUITY IN FORWARD CONTRACTS (5.2)% .....................                                   (49,511,650)
     OTHER ASSETS, LESS LIABILITIES 1.3% ........................                                    12,491,514
                                                                                                   ------------
     TOTAL NET ASSETS 100.0% ....................................                                  $954,340,758
                                                                                                   ============

  (b)SYNTHETIC EQUITY SWAPS (SES)
                                                                                           VALUE AT   UNREALIZED
     ISSUER                                                          COUNTRY    SHARES      6/30/02      GAIN
----------------------------------------------------------------------------------------------------------------
     Assa Abloy AB, ses., 150.07 ..................................  Sweden     28,000   $  394,540      $61,557
     Assa Abloy AB, ses., 151.64 ..................................  Sweden     37,200      524,175       88,106
     Assa Abloy AB, ses., 155.00 ..................................  Sweden    100,000    1,409,071      273,360
     Assa Abloy AB, ses., 161.59 ..................................  Sweden     20,276      285,703       69,977
     Assa Abloy AB, ses., 163.05 ..................................  Sweden     34,331      483,748      123,910
     Assa Abloy AB, ses., 164.66 ..................................  Sweden     57,000      803,171      215,644
     Assa Abloy AB, ses., 169.50 ..................................  Sweden      2,595       36,565       11,186
                                                                                                        --------
     TOTAL SYNTHETIC EQUITY SWAPS                                                        $3,936,973     $843,740
                                                                                         ----------     --------



     CURRENCY ABBREVIATIONS:
     EUR -- European Unit
     GBP -- British Pound


     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.
     (b)See note 1(d) regarding synthetic equity swaps.
     (R)See note 7 regarding restricted securities.

                                       See notes to financial statements.

MUTUAL EUROPEAN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $883,688,729) ..............................    $  991,360,894
 Cash .................................................................................            79,570
 Foreign currency, at value (cost $7,924,669) .........................................         7,873,916
 Receivables:
  Investment securities sold ..........................................................         1,591,911
  Capital shares sold .................................................................         6,967,775
  Dividends and interest ..............................................................         1,790,401
 Unrealized gain on forward exchange contracts (Note 6) ...............................           848,635
 Due from broker--variation margin ....................................................         2,144,576
                                                                                           --------------
      Total assets ....................................................................     1,012,657,678
                                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................         3,703,135
  Capital shares redeemed .............................................................         2,825,637
  To affiliates .......................................................................         1,247,330
 Unrealized loss on forward exchange contracts (Note 6) ...............................        50,360,285
 Accrued expenses .....................................................................           180,533
                                                                                           --------------
      Total liabilities ...............................................................        58,316,920
                                                                                           --------------
Net assets, at value ..................................................................    $  954,340,758
                                                                                           ==============
Net assets consist of:
 Undistributed net investment income ..................................................    $   10,235,888
 Net unrealized appreciation ..........................................................        59,126,401
 Accumulated net realized gain ........................................................        13,609,431
 Capital shares .......................................................................       871,369,038
                                                                                           --------------
Net assets, at value ..................................................................    $  954,340,758
                                                                                           ==============

MUTUAL EUROPEAN FUND
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)

CLASS Z:
 Net asset value and maximum offering price per share
 ($442,193,904 / 29,072,262 shares outstanding) ...............................................    $15.21
                                                                                                   ======
CLASS A:
 Net asset value per share ($345,433,410 / 22,988,822 shares outstanding) .....................    $15.03
                                                                                                   ======
 Maximum offering price per share ($15.03 / 94.25%) ...........................................    $15.95
                                                                                                   ======
CLASS B:
 Net asset value and maximum offering price per share
 ($23,774,367 / 1,608,605 shares outstanding)* ................................................    $14.78
                                                                                                   ======
CLASS C:
 Net asset value per share ($142,939,077 / 9,527,353 shares outstanding)* .....................    $15.00
                                                                                                   ======
 Maximum offering price per share ($15.00 / 99.00%) ...........................................    $15.15
                                                                                                   ======


*Redemption price per share is equal to net asset value less any applicable sales charge.

                               See notes to financial statements.

MUTUAL EUROPEAN FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $1,759,435)
 Dividends ...................................................................   $ 12,571,547
 Interest ....................................................................      4,935,731
                                                                                 -------------
      Total investment income ................................................                   $17,507,278
Expenses:
 Management fees (Note 3) ....................................................      3,556,665
 Administrative fees (Note 3) ................................................        345,405
 Distribution fees (Note 3)
  Class A ....................................................................        525,164
  Class B ....................................................................         92,103
  Class C ....................................................................        639,322
 Transfer agent fees (Note 3) ................................................        402,100
 Custodian fees ..............................................................         89,500
 Reports to shareholders .....................................................         50,100
 Registration and filing fees ................................................          5,200
 Professional fees ...........................................................         28,200
 Directors' fees and expenses ................................................         16,500
 Dividends for securities sold short .........................................         27,288
                                                                                 -------------
      Total expenses .........................................................                     5,777,547
                                                                                                 -----------
           Net investment income .............................................                    11,729,831
                                                                                                 -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................................     27,774,789
  Foreign currency transactions ..............................................     (4,990,927)
                                                                                 -------------
       Net realized gain .....................................................                    22,783,862
 Net unrealized appreciation (depreciation) on:
  Investments ................................................................     64,288,868
  Translation of assets and liabilities denominated in foreign currencies ....    (50,528,114)
                                                                                 -------------
       Net unrealized appreciation ...........................................                    13,760,754
                                                                                                 -----------
Net realized and unrealized gain .............................................                    36,544,616
                                                                                                 -----------
Net increase in net assets resulting from operations .........................                   $48,274,447
                                                                                                 ===========

                                            See notes to financial statements.

MUTUAL EUROPEAN FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                           SIX MONTHS ENDED                YEAR ENDED
                                                                             JUNE 30, 2002             DECEMBER 31, 2001
                                                                           ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................    $  11,729,831                $  18,701,899
  Net realized gain (loss) from investments and foreign
   currency transactions .................................................       22,783,862                  (12,048,912)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in
   foreign currencies ....................................................       13,760,754                  (52,860,544)
                                                                            ---------------------------------------------
      Net increase (decrease) in net assets resulting from
       operations ........................................................       48,274,447                  (46,207,557)

 Distributions to shareholders from:
  Net investment income:
   Class Z ...............................................................         (855,830)                 (10,257,304)
   Class A ...............................................................         (586,272)                  (4,745,030)
   Class B ...............................................................          (33,304)                    (179,199)
   Class C ...............................................................         (172,743)                  (1,435,857)
  Net realized gains:
   Class Z ...............................................................       (2,979,317)                  (1,149,330)
   Class A ...............................................................       (2,333,024)                    (621,565)
   Class B ...............................................................         (157,203)                     (29,827)
   Class C ...............................................................         (963,843)                    (296,136)
                                                                            ---------------------------------------------
 Total distributions to shareholders .....................................       (8,081,536)                 (18,714,248)

 Capital share transactions (Note 2):
   Class Z ...............................................................      (29,255,792)                 (90,907,566)
   Class A ...............................................................       79,069,343                   47,684,424
   Class B ...............................................................       10,335,166                    7,168,255
   Class C ...............................................................       20,437,378                   (1,018,803)
                                                                            ---------------------------------------------
 Total capital share transactions ........................................       80,586,095                  (37,073,690)
      Net increase (decrease) in net assets ..............................      120,779,006                 (101,995,495)
Net assets:
 Beginning of period .....................................................      833,561,752                  935,557,247
                                                                            ---------------------------------------------
 End of period ...........................................................    $ 954,340,758                $ 833,561,752
                                                                            =============================================

Undistributed net investment income included in net assets:
 End of period ...........................................................    $  10,235,888                $     154,206
                                                                            =============================================

                                  See notes to financial statements.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 80% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

I. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were 500 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                                   JUNE 30, 2002                   DECEMBER 31, 2001
                                                            ----------------------------------------------------------------
                                                               SHARES           AMOUNT           SHARES            AMOUNT
                                                            ----------------------------------------------------------------
CLASS Z SHARES:
Shares sold .............................................    4,414,361      $  67,531,727      13,785,036      $208,714,893
Shares issued on reinvestment of distributions ..........      233,242          3,582,562         662,870         9,522,350
Shares redeemed .........................................   (6,678,391)      (100,370,081)    (20,564,800)     (309,144,809)
                                                            ----------------------------------------------------------------
Net decrease ............................................   (2,030,788)     $ (29,255,792)     (6,116,894)     $(90,907,566)
                                                            ================================================================


MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                   JUNE 30, 2002                   DECEMBER 31, 2001
                                                            ----------------------------------------------------------------
                                                               SHARES           AMOUNT           SHARES            AMOUNT
                                                            ----------------------------------------------------------------
CLASS A SHARES:
Shares sold .............................................   10,331,110      $ 157,594,441      32,058,920     $ 487,704,632
Shares issued on reinvestment of distributions ..........      152,217          2,310,653         328,118         4,658,332
Shares redeemed .........................................   (5,332,945)       (80,835,751)    (29,119,708)     (444,678,540)
                                                            ----------------------------------------------------------------
Net increase ............................................    5,150,382      $  79,069,343       3,267,330     $  47,684,424
                                                            ================================================================


                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                   JUNE 30, 2002                   DECEMBER 31, 2001
                                                            ----------------------------------------------------------------
                                                               SHARES           AMOUNT           SHARES            AMOUNT
                                                            ----------------------------------------------------------------
CLASS B SHARES:
Shares sold .............................................      776,199       $ 11,633,546         580,119     $  8,620,388
Shares issued on reinvestment of distributions ..........       10,966            163,827          12,962          181,509
Shares redeemed .........................................      (98,594)        (1,462,207)       (111,215)      (1,633,642)
                                                            ----------------------------------------------------------------
Net increase ............................................      688,571       $ 10,335,166         481,866     $  7,168,255
                                                            ================================================================



                                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                                   JUNE 30, 2002                   DECEMBER 31, 2001
                                                            ----------------------------------------------------------------
                                                               SHARES           AMOUNT           SHARES            AMOUNT
                                                            ----------------------------------------------------------------
CLASS C SHARES:
Shares sold .............................................    1,935,054       $ 29,654,448       3,766,024     $ 57,486,501
Shares issued on reinvestment of distributions ..........       68,120          1,032,702         110,850        1,581,790
Shares redeemed .........................................     (679,021)       (10,249,772)     (3,963,287)     (60,087,094)
                                                            ----------------------------------------------------------------
Net increase (decrease) .................................    1,324,153       $ 20,437,378         (86,413)    $ (1,018,803)
                                                            ================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE       AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.150%         First $200 million
        0.135%         Over $200 million, up to and including $700 million
        0.100%         Over $700 million, up to and including $1.2 billion
        0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions on sales of those shares and received contingent deferred sales charges for the period of $276,669 and $16,284, respectively.


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .......................  $886,243,494
                                                              -------------
                 Unrealized appreciation ...................   141,044,206
                                                              -------------
                 Unrealized depreciation ...................   (35,926,806)
                                                              -------------
                 Net unrealized appreciation ...............  $105,117,400
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At December 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $4,372,844 and $697,133, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, aggregated $194,449,150 and $104,552,988, respectively.

Transactions in options written during the period ended June 30, 2002 were as follows:


                                                       NUMBER
                                                    OF CONTRACTS                PREMIUM
                                                    ------------------------------------
        Options outstanding at December 31, 2001            --                 $     --
        Options written                                 21,000                   93,154
        Options expired                                (17,000)                 (70,809)
        Options exercised                               (4,000)                 (22,345)
                                                    ------------------------------------
        Options outstanding at June 30, 2002                --                 $     --
                                                    ====================================


6. FORWARD EXCHANGE CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                              IN         SETTLEMENT          UNREALIZED
CONTRACTS TO BUY:                                                        EXCHANGE FOR       DATE            GAIN (LOSS)
-----------------                                                       ------------------------------------------------
 23,224,500   Danish Krone ......................................   U.S. $ 2,924,046       7/16/02      U.S.   $160,684
    680,000   Swiss Franc .......................................            449,483       9/13/02                8,066
 25,363,800   Norwegian Krone ...................................          3,251,126      10/15/02               75,698
 13,900,000   European Unit .....................................         13,037,250      11/21/02              604,187
                                                                         -----------                           ---------
                                                                    U.S. $19,661,905                            848,635
                                                                         ===========                           ---------
        Unrealized gain on forward exchange contracts ...........                                               848,635
                                                                                                               ---------

CONTRACTS TO BUY:
-----------------
    300,000   Canadian Dollars ..................................   U.S. $   197,336       8/30/02                 (382)
                                                                         -----------                           ---------
                                                                    U.S. $   197,336                    U.S.   $   (382)
                                                                         ===========                           ---------

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

6. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                              IN           SETTLEMENT          UNREALIZED
CONTRACTS TO SELL:                                                        EXCHANGE FOR        DATE             GAIN (LOSS)
-----------------                                                        -------------------------------------------------
 44,447,941   European Unit .....................................   U.S. $ 39,791,201       7/08/02     U.S. $ (4,087,198)
 42,570,210   British Pounds ....................................          62,179,890       7/08/02            (2,670,884)
275,082,135   Danish Krone ......................................          32,882,084       7/16/02            (3,654,940)
 43,098,766   European Unit .....................................          37,576,537       8/15/02            (4,900,535)
  4,147,395   Canadian Dollars ..................................           2,684,291       8/19/02               (39,151)
 48,142,448   European Unit .....................................          44,554,064       8/21/02            (2,881,219)
 41,467,731   European Unit .....................................          36,184,614       8/27/02            (4,663,050)
 14,522,552   British Pounds ....................................          21,134,873       8/28/02              (920,679)
    306,500   Canadian Dollars ..................................             200,276       8/30/02                  (927)
 35,817,357   European Unit .....................................          31,199,189       9/09/02            (4,062,120)
 11,791,020   Swiss Franc .......................................           7,161,593       9/13/02              (772,187)
235,768,043   Swedish Franc .....................................          22,854,149       9/23/02            (2,635,418)
 49,549,566   European Unit .....................................          43,576,618       9/25/02            (5,168,907)
 22,137,114   British Pounds ....................................          31,549,879       9/25/02            (2,008,151)
 17,543,529   European Unit .....................................          15,442,151      10/15/02            (1,802,035)
392,957,759   Norwegian Krone ...................................          44,475,759      10/15/02            (7,066,249)
  6,000,000   British Pounds ....................................           8,604,000      11/18/02              (459,353)
 25,625,000   European Unit .....................................          23,426,175      11/21/02            (1,722,158)
 26,568,945   Swiss Franc .......................................          17,060,065      12/13/02              (844,742)
                                                                         ------------                         ------------
                                                                    U.S. $522,537,408                         (50,359,903)
                                                                         ============                         ------------
         Unrealized loss on forward exchange contracts ..........                                             (50,360,285)
                                                                                                              ------------
           Net unrealized loss on forward exchange contracts ....                                       U.S. $(49,511,650)
                                                                                                             =============

MUTUAL EUROPEAN FUND
Notes to Financial Statements (unaudited) (CONTINUED)


7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

                                                                       ACQUISITION
NUMBER OF SHARES                    ISSUER                                DATE              COST              VALUE
----------------------------------------------------------------------------------------------------------------------

   8,040      Montpelier Re Holdings Ltd. ............................  12/11/01         $  804,000        $   792,744
  16,080      Olympus Re Holdings Ltd. ...............................  12/19/01          1,608,000          1,715,575
 127,500      Security Capital European Realty .......................   4/08/98          2,550,000          1,794,881
  37,500      White Mountains Insurance Group Inc. (Restricted) ......   6/01/01          7,500,000         11,275,313
                                                                                                           -----------
TOTAL RESTRICTED SECURITIES (1.63% OF NET ASSETS) ....................                                     $15,578,513
                                                                                                           ===========


30
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


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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTRATION MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund(1)
Franklin Capital Growth Fund(2)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund

Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund

Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)

Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)



1. Effective 9/1/02, the fund's name will change to Franklin Flex Cap Growth Fund and its investment criteria will be modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
2. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
3. The fund is closed to all new investors. Existing shareholders can continue adding to their account through exchanges and purchases.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           08/02

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


SEMIANNUAL REPORT
MUTUAL EUROPEAN FUND

CHAIRMAN OF THE BOARD
Peter A. Langerman

PRESIDENT
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual European Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



478 S2002 08/02 [LOGO OMITTED] Printed on recycled paper